Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Awaysis Capital, Inc. for the quarter ended September 30, 2022, I, Amir Vasquez, Chief Financial Officer of Awaysis Capital, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, fairly presents, in all material respects, the financial condition and results of operations of Awaysis Capital, Inc.

November 21, 2022	By:	/s/ Amir Vasquez
Amir Vasquez
Chief Financial Officer (Principal Financial and Accounting Officer)